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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-82012) of ZymoGenetics, Inc. of our report dated February 6, 2002, except for the third paragraph of Note 15, as to which the date is March 7, 2002, relating to the financial statements, which appears in this Form 10-K.


PricewaterhouseCoopers LLP

Seattle, Washington
March 27, 2002